       LEGG MASON
       -------------------------------------------------------------------------
       FOCUS TRUST, INC.

                       ---------------------------------------------------------

                       ---------------------------------------------------------
                              QUARTERLY REPORT TO SHAREHOLDERS
                              March 31, 2002
                              Primary Class


                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Focus Trust, Inc., as of March 31, 2002:

                                                  TOTAL RETURNS(A)
                                                --------------------
                                                3 MONTHS   12 MONTHS
                                                --------   ---------
Focus Trust Primary Class                        -2.70%     -1.40%
S&P 500 Stock Composite Index(B)                 +0.23%     +0.21%
Lipper Large-Cap Core Funds Index(C)             +0.07%     -0.36%

  On the following pages, Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

April 26, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Comprised of the top 30 funds in the Lipper universe of large-cap core funds.

Portfolio Manager's Comments

Legg Mason Focus Trust, Inc.

Performance Analysis

  Legg Mason Focus Trust's cumulative total return for the first quarter 2002, and the average annual returns for one, two, three, four, and five years, are shown below with the total returns of two comparable indices: the Standard & Poor's 500 Stock Composite Index and the Lipper Large-Cap Core Funds Index.

                           FIRST
                          QUARTER   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS
----------------------------------------------------------------------------------
Focus Trust               -2.70%    -1.40%   -14.14%   -9.15%    +0.29%     +8.61%
S&P 500 Stock Composite
  Index(A)                +0.23%    +0.21%   -11.41%   -2.54%    +2.33%    +10.17%
Lipper Large-Cap Core
  Funds Index(B)          +0.07%    -0.36%   -11.97%   -2.59%    +1.91%     +9.42%

---------------

Source: Lipper Inc.

  To understand the behavior of the overall market in the first quarter, we need to step back and examine the performance of various style and market capitalization indices.

                       FIRST
                      QUARTER
-----------------------------
S&P BARRA/Value(C)    +1.32%
S&P BARRA/Growth(D)   -0.79%
S&P Mid-Cap 400(E)    +6.72%
S&P Small-Cap 600(F)  +6.97%
NASDAQ Composite(G)   -5.39%

---------------

Source: Lipper Inc. and Bloomberg.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) Comprised of the top 30 funds in the Lipper universe of large-cap core funds.

(C) A market capitalization-weighted index constructed by dividing the stocks in the S&P 500 Index by a single attribute: price-to-book ratio. The Value Index contains firms with lower price-to-book ratios.

(D) A market capitalization-weighted index constructed by dividing the stocks in the S&P 500 Index by a single attribute: price-to-book ratio. The Growth Index contains firms with higher price-to-book ratios.

(E) A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

(F) A market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

(G) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

  The pace of the bull market recovery slowed in the first quarter. Perhaps we should have expected somewhat lower price gains at the beginning of the year. After all, the pace of the bull market recovery got off to an explosive start in the fourth quarter of last year.

  We assume the bear market in stocks ended September 21, 2001, when the S&P 500 Index bottomed at 965.8. Looking back at the last ten bull market recoveries, starting with the 1953 recovery, the average gain for stocks in the first quarter of a recovery was about 15%. In the three months and one week following September 21st, the S&P 500 Index gained over 18%, outpacing the historical average.

  In the second quarter of a bull market recovery, the average gain for stocks (examining the same last ten bull market recoveries) was 8.4%. Based on this observation, we observe the first quarter of the bull market got off to a strong start only to slow significantly in its second quarter.

  What might have caused this slowdown in stock price gains? As mentioned, stock prices did get off to a strong start last fall, so a pullback should not have been unexpected. However, we can point to four recent events that are likely responsible for slowing the gains in stock prices:

  1. The rise in bond yields in anticipation of the Federal Reserve raising rates this year as the economy recovers;

  2. The growing Middle East conflict and the corresponding rise in oil prices;

  3. The slowing of money growth as the pace of mortgage refinancing has slowed and the Federal Reserve has stopped cutting interest rates and is now draining liquidity from the market; and

  4. The uncertainty over the magnitude and sustainability of the economic recovery.

  Of these four events, it is our belief the magnitude and sustainability of the economic recovery will principally determine where stock prices will be at the end of the year. Admittedly, the recent violence in Israel and the Palestinian occupied territories is worrisome, but we are not of the opinion this regional conflict will stop the economic recovery that is now unfolding.

  If this year's economic recovery is sluggish, as it was in 1971 and 1991, then it is likely that stock price gains will be modest from here. If, however, the economic recovery is strong, as it was in 1975 and 1983, then there is a chance stock prices could be meaningfully higher by year end.

  Examining the sub-set behavior of the market, we can see "value stocks" have outperformed "growth stocks," while smaller-capitalization stocks have significantly outperformed large-capitalization stocks. Because Focus Trust is primarily a big-cap growth portfolio, it is not surprising our performance has lagged. I put quotations around "value" and "growth" because, as you know, we do not divide the world into single factor price-to-earnings ratio categories, but instead just attempt to buy and hold the best businesses, defined as companies that generate high cash flow and provide a high cash return on invested capital. Sometimes these businesses have "value" characteristics and sometimes these businesses have "growth" characteristics.

  The reason it appears we favor the "growth" side of the market is because first, the valuation of big-cap growth stocks is very compelling relative to value, and second, we strongly feel those companies that can grow their top line revenues without the aid of price increases will greatly benefit shareholders. As such, we are very interested in owning high unit growth companies, and these companies have typically been defined as "growth" stocks.

  Why do we think this way? The one significant difference in this economic recovery is the lack of inflation pressure. If we assume the recent rise in oil prices is temporary, then we can say with some high degree of confidence the major economic surprise this year could very well be an economic recovery with no corresponding rise in inflation. What is largely misunderstood by investors is that inflation does not rise in the first several months of an economic recovery, but actually declines. What does rise in the first several months of an economic recovery is productivity. If productivity increases and inflation declines, the Federal Reserve will not be compelled to substantially raise interest rates; thus, stock price gains will mirror economic growth. Indeed, Alan Greenspan's presentation on monetary policy before Congress's Joint Economic Committee on April 17 indicated the Federal Reserve was in no hurry to raise interest rates.

  With inflation largely absent this year (the consumer price deflator is up ..05% year over year, the smallest increase in 40 years), nominal growth will equal real growth. Or, put differently, companies that will grow earnings will be those that can do so without relying on price increases. In other words, the economic game going forward is all about unit growth. Focus Trust is positioned in high quality large-capitalization growth companies that are in a position to sell their products and services in a global economy. It appears to us the best opportunity for high unit growth (hence earnings growth, hence higher stock prices) is NOT to limit our portfolio to companies that can only sell products and services here in the United States, but which are in a position to sell wherever worldwide demand occurs.

  Of the top 50 largest global companies sorted by market capitalization, Focus Trust currently owns twelve of them, including:

General Electric  Nokia
Microsoft         Home Depot
Wal-Mart Stores   AOL Time Warner
Citigroup         Bristol-Myers
IBM               Dell Computer
Vodafone Group    J.P. Morgan Chase

  Focus Trust's portfolio of businesses generates, on a weighted average basis, over 50% of its revenues outside the United States.

  Even though we own a portfolio of high quality global growth businesses, the volatility of Focus Trust's net asset value remains high. We have spoken at length about the inherent volatility of focus portfolios relative to more broadly diversified portfolios, as well as to index funds. In a nutshell, a portfolio of twenty stocks bounces more in price than does a portfolio of one hundred companies and certainly bounces more than an index fund that has five hundred companies in its portfolio.

  After managing this portfolio for over five years, I have grown accustomed to the Fund's volatility. In that my principal concern is to own companies with high economic value, I rarely notice the day-to-day bounces in our net asset value. But there are many shareholders who are unnerved by the magnitude of Focus Trust's volatility. Those who equate risk with volatility might assume we are taking inordinate amounts of risk to generate returns, but a quick look at our portfolio should reassure shareholders we are not taking large amounts of economic risk. On the contrary, I continually work to reduce our overall economic risk by concentrating our portfolio around the world's strongest companies. Even so, this has not reduced the Fund's share price volatility.

  We think it is important for shareholders to understand that overall stock volatility is at record levels. Laszlo Birinyi calls it the "daily bombs" - when an individual stock bounces up or down 10% or more. He rightly points out these one-day events are having a greater impact on portfolios. According to Birinyi, since few managers have an abundance of conviction about the economy and the earnings of the companies they own, the daily bombs in the stock market are exacerbated by this overall lack of conviction.

  Shareholders might have taken notice of a "volatility index" mentioned on television or in the newspapers. This volatility index is a statistical measure that captures the standard deviation of the overall stock market. Despite the growing popularity of the volatility index, we do not think it accurately captures what is going on at the individual stock level. Indeed, it has been pointed out, by researchers like Mark Hulbert, that recent stock market volatility is not at record levels. According to Hulbert, stock market volatility over the last ten years is about average for the last seven decades. In fact, stock market volatility in the 1970s and 1980s was significantly higher than it was in the 1990s.

  How do we reconcile Hulbert's research with Birinyi's observation of daily bombs? Although Hulbert's data are convincing, it certainly feels to me like volatility is much higher today than it was twenty years ago, and I have heard the same from other shareholders and financial advisors. So the question becomes, "If stocks are more volatile, why is the sea so calm?" The answer was discovered by John Campbell, Martin Lettau, Burton Malkiel, and Yexaia Xu, who together wrote an insightful research paper titled, "Have Impirical Stocks Become More Volatile? An Empirical Exploration of Idiosyncratic Risk" (Journal of Finance, February 2001).

  According to Campbell, et al., their research indicates individual stock volatility in the 1990s was twice as high as in the early 1960s. But how could this be if overall market volatility is actually lower today than it was in the 1960s? The answer is because the correlations between individual stocks have fallen. In other words, more stocks are rising sharply at the same time other stocks plunge. These large gyrations cancel one another out, leaving the overall market no more volatile than in previous decades.

  So the next question is, "What is causing this record level of individual stock volatility?" The authors submit that part of the volatility comes from the introduction of newer, unproven stocks into the market, identified as the record number of initial public offerings (IPOs) that occurred in the 1990s. Because these new companies did not have long business track records, the market struggled to set accurate prices. The authors also noted the rise in company specialization and the demise of large conglomerates, which might also have contributed to individual stock volatility. Although each argument is credible, I believe the authors have overlooked important underlying differences in the stock market today as compared to the stock market twenty and thirty years ago. These differences include a change in the fundamental structure of the market, the introduction of decimalization, and the ubiquity of hedge funds.

  Question: What was the market capitalization and average daily volume of the New York Stock Exchange (NYSE) in May 1975?

  Answer: The market capitalization of the NYSE in May 1975 was about $685 billion, and the average daily volume during that period was about 5 million shares.

  Question: What is the market capitalization of the NYSE today, and what is the current average daily volume of the exchange?

  Answer: The market capitalization of the NYSE today is about $9 trillion, and the average daily volume is approximately 1 billion shares.

  Now let's step back and examine the role of the NYSE specialist, the individual or company responsible for maintaining a market in a stock. On CNBC, when a reporter walks over to the IBM post, he or she is actually talking about the specialist who is responsible for making the market for IBM shares. There are specific net capital requirements spelled out in the NYSE Constitution one must maintain in order to be a specialist.

  Question:  What was the specialist's net capital requirement in June 1971?

  Answer: According to NYSE Rule 104.20, in June 1971 a specialist was required to have $1 million in net capital in order to trade a stock.

  Question:  What is the current net capital requirement for specialists?

  Answer: On July 31, 2000, the NYSE increased the net capital requirement for a specialist outlined in Rule 104.21. Under the new rule, a specialist who trades one of the Dow 30 stocks is required to have $4 million in net capital. If they trade an S&P 100 stock (that is not a Dow stock), the specialist must have $2 million in net capital. If they trade an S&P 500 stock (that is not a Dow 30 or S&P 100 stock) they must have $1 million in net capital. In some stocks, the NYSE has actually lowered the net capital requirement for a specialist. For example, to trade some closed-end funds, a specialist needs only $100,000 in net capital.

  What I observe today is trading volume two hundred times higher than it was in the 1970s, and the value of what is being traded has grown fifteen fold, but the net capital requirement for the specialist has only grown two to four times, and in some cases not at all. In other words, when IBM trades 30 million shares in one day, it has the tendency to overwhelm the specialist's ability to maintain an orderly market. When a large volume of trading occurs in a stock, the specialist has no choice but to dramatically change the price of the stock in order to entice new buyers.

  The second big change in the market has been the introduction of decimalization. Before decimalization, the difference between a stock's bid and ask prices was one quarter, one eighth, or one sixteenth ($.25, $.125, $.06). Today, stocks no longer trade in fractions but now trade in decimals. The difference now between a bid-ask is one or two pennies. This change was intended to benefit stock buyers and sellers by lowering the price of buying and selling stocks. But its consequence also lowered the profit margin for specialists. Because the profit margin for a specialist is now only a penny or two, their opportunity to make money has declined, hence they are less willing to commit vast amounts of their capital and individual stock volatility is up.

  Lastly, we have observed the proliferation of hedge funds. There were 500 hedge funds in 1990 with $15 billion in assets. Today, there are over 5,000 hedge funds with approximately $500 billion in assets. Traditionally, hedge funds managed a broad portfolio combination of long bets and short bets in order to provide their clients with high total returns. According to Tass Research and Global Fund Analysis, the use of long/short strategies has largely declined among hedge funds and is now being replaced with "event-driven strategies" and "statistical arbitrage." These event strategies and statistical arbitrage bets have the tendency to cluster action around just a few stocks.

  When we consider that the fundamental structure of the market has overwhelmed the ability of specialists to keep an orderly market, and we add to this the realization that the profit margins for specialists have materially declined (thus reducing their economic incentive for taking in stock), and recognize that this is occurring against a larger backdrop of thousands of hedge funds which are making more daily one-stock bets, perhaps we should not be surprised that individual stock volatility has increased.

  What does this mean for the Focus Trust shareholder? We have made no secret that focus funds are inherently more volatile than broadly diversified portfolios. This fact will never go away. But even so, we believe focus funds have a legitimate role in your overall asset allocation strategy. Most shareholders own more than one mutual fund, but too often the funds they own have very similar portfolio characteristics, and thus, they do not achieve optimal diversification. The great benefit of owning a focus fund is that the fund does not correlate to a diversified portfolio and it certainly does not correlate to the stock market. In the majority of cases, Focus Trust should be used as an accent fund in conjunction with an investor's broader portfolio of mutual funds.

  As many of you know, Focus Trust's performance in the fourth quarter last year was outstanding. Because of the aftermath of September 11, many shareholders may have been reluctant to make additional commitments. In the first quarter of this year, we have seen the market slip back and the share prices of many outstanding companies fall back to multi-year lows. Our ability to make money for shareholders is made easier by our ability to invest new cash when stock prices go down. The current market environment gives shareholders another opportunity to invest in Focus Trust and gives your portfolio manager an opportunity to purchase additional shares of our great companies at remarkably low prices. Don't wait until the economy recovers and the market goes up again before you consider making additional investments. No matter what the environment, buying low is still a cornerstone to smart investing.

  As always, we appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                                   Robert G. Hagstrom, CFA

April 18, 2002
DJIA 10205.28

Performance Information

Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Class as of March 31,
2002

  Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Fund's total returns as of March 31, 2002, were as follows:

Average Annual Total Return
  Primary Class:
    One Year                                     -1.40%
    Three Years                                  -9.15%
    Five Years                                   +8.61%
    Life of Fund(A)                             +10.53%

Cumulative Total Return
  Primary Class:
    One Year                                     -1.40%
    Three Years                                 -25.02%
    Five Years                                  +51.12%
    Life of Fund(A)                            +100.61%

---------------
(A) Inception date of the Primary Class is April 17, 1995.

Legg Mason Focus Trust, Inc.

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the 1st quarter 2002(B)
---------------------------------------------
 1.  Amazon.com, Inc.                 +32.2%
 2.  American Express Company         +15.0%
 3.  Wal-Mart Stores, Inc.             +6.6%
 4.  Marsh & McLennan Companies,
      Inc.                             +5.5%
 5.  WPP Group plc - ADR               +4.8%

 Weak performers for the 1st quarter 2002(B)
---------------------------------------------
 1.  AOL Time Warner Inc.             -26.3%
 2.  Bristol-Myers Squibb Company     -20.3%
 3.  Nokia Oyj - ADR                  -14.5%
 4.  International Business
      Machines Corporation            -13.9%
 5.  Microsoft Corporation             -9.0%

(A) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 1st quarter 2002
----------------------------------------------
Honeywell International Inc.
Vodafone Group plc - ADR

 Securities sold during the 1st quarter 2002
----------------------------------------------
FleetBoston Financial Corporation

Portfolio of Investments

March 31, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.4%

Consumer Discretionary -- 28.7%
 Household Durables -- 4.1%
 Koninklijke (Royal) Philips Electronics N.V. - ADR               175           $  5,288
                                                                                --------
 Internet and Catalog Retail -- 7.9%
 Amazon.com, Inc.                                                 700             10,010(A)
                                                                                --------
 Media -- 12.2%
 AOL Time Warner Inc.                                             250              5,913(A)
 WPP Group plc - ADR                                              170              9,598
                                                                                --------
                                                                                  15,511
                                                                                --------
 Multiline Retail -- 2.4%
 Wal-Mart Stores, Inc.                                             50              3,064
                                                                                --------
 Specialty Retail -- 2.1%
 The Home Depot, Inc.                                              55              2,674
                                                                                --------
Financials -- 25.4%
 Diversified Financials -- 19.9%
 American Express Company                                         250             10,240
 Citigroup Inc.                                                   250             12,380
 J.P. Morgan Chase & Co.                                           75              2,674
                                                                                --------
                                                                                  25,294
                                                                                --------
 Insurance -- 5.5%
 Marsh & McLennan Companies, Inc.                                  63              7,046
                                                                                --------
Health Care -- 6.6%
 Pharmaceuticals -- 6.6%
 Bristol-Myers Squibb Company                                     100              4,049
 Merck & Co., Inc.                                                 75              4,318
                                                                                --------
                                                                                   8,367
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Industrials -- 14.5%
 Aerospace/Defense -- 5.3%
 Honeywell International Inc.                                     175           $  6,697
                                                                                --------
 Industrial Conglomerates -- 9.2%
 General Electric Company                                         160              5,992
 Minnesota Mining and Manufacturing Company (3M)                   50              5,751
                                                                                --------
                                                                                  11,743
                                                                                --------
Information Technology -- 19.5%
 Communications Equipment -- 4.9%
 Nokia Oyj - ADR                                                  300              6,222
                                                                                --------
 Computers and Peripherals -- 9.9%
 Dell Computer Corporation                                        125              3,264(A)
 International Business Machines Corporation                       90              9,360
                                                                                --------
                                                                                  12,624
                                                                                --------
 Software -- 4.7%
 Microsoft Corporation                                            100              6,031(A)
                                                                                --------
Telecommunication Services -- 4.7%
 Wireless Telecommunication Services -- 4.7%
 Vodafone Group plc - ADR                                         325              5,990
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $124,785)            126,561
----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%

J.P. Morgan Chase & Co.
 1.88%, dated 3/28/02, to be repurchased at $572 on 4/1/02
 (Collateral: $570 Federal Home Loan Bank notes, 6.75%, due
 8/15/02, value $584)                                            $572                572

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Repurchase Agreements -- Continued

Morgan Stanley Dean Witter & Co., Inc.
 1.88%, dated 3/28/02, to be repurchased at $572 on 4/1/02
 (Collateral: $571 Fannie Mae mortgage-backed securities,
 7%, due 10/1/24, value $584)                                    $572           $    572
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $1,144)                            1,144
----------------------------------------------------------------------------------------
Total Investments -- 100.3% (Identified Cost -- $125,929)                        127,705
Other Assets Less Liabilities -- (0.3)%                                             (393)
                                                                                --------

NET ASSETS -- 100.0%                                                            $127,312
                                                                                ========
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $18.37
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

                        Investment Adviser

                        Legg Mason Funds Management, Inc.
                        Baltimore, MD

                        Board of Directors and Officers

                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Dr. Jill E. McGovern
                        G. Peter O'Brien
                        T. A. Rodgers

                        Transfer and Shareholder Servicing Agent

                        Boston Financial Data Services
                        Boston, MA

                        Custodian

                        State Street Bank & Trust Company
                        Boston, MA

                        Counsel

                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                        Independent Accountants

                        PricewaterhouseCoopers LLP
                        Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-222
5/02